Exhibit 16


                    LEGG MASON MARYLAND TAX-FREE INCOME TRUST

March 31, 1996 - March 31, 1997 (one year)
-------------------------------
 Cumulative Total Return
 -----------------------

   ERV  = (15.91 x 1.05781) - (16.52 x 1.0) x 1000 + 1000 = 1018.75
          --------------------------------
                   (16.52 x 1.0)

   P    = 1000

   C    = 1018.75   -  1  = 0.01875= 1.88%
          -------                    ----
           1000

   Average Annual Return:  Same
   ---------------------

March 31, 1992 - March 31, 1997 (five years)
-------------------------------
 Cumulative Total Return
 -----------------------

   ERV  = (15.91  X  1.31495) -  (15.46 x 1.0)  x  1000 + 1000 = 1353.22
          ------------------------------------
                     (15.46 x 1.0)

   P    = 1000

   C    = 1353.22   -  1  =  0.3532  = 35.32%
          -------                      -----
           1000

   Average Annual Return:
   ----------------------

                           1
                         -----
                           5

   (0.3532 + 1)           -  1  = 6.23%
                                  ----


May 1, 1991 - March 31, 1997 (life of fund)
----------------------------
 Cumulative Total Return
 -----------------------

   ERV  = (15.91  X  1.38943) -  (15.12 x 1.0)  x  1000 + 1000 = 1462.03
          ------------------------------------
                    (15.12 x 1.0)

   P    = 1000

   C    = 1462.03   -  1  = 0.4620  = 46.20%
          -------                     -----
           1000

   Average Annual Return:
   ----------------------

                           1
                        -------
                        5.91781

   (0.4620 + 1)           -  1  = 6.63%
                                  ----

               LEGG MASON TAX-FREE INTERMEDIATE-TERM INCOME TRUST

March 31, 1996 - March 31, 1997 (one year)
-------------------------------
 Cumulative Total Return
 -----------------------

   ERV  = (15.22 x 1.04531) - (15.65 x 1.0) x 1000 + 1000 = 1016.59
          --------------------------------
                   (15.65 x 1.0)

   P    = 1000

   C    = 1016.59   -  1  = 0.01659 = 1.66%
          -------                     ----
           1000

   Average Annual Return:  Same
   ---------------------

November 9, 1992 - March 31, 1996 (life of fund)
---------------------------------
 Cumulative Total Return
 -----------------------

   ERV  = (15.22  X  1.22257) -  (15.00 x 1.0)  x  1000 + 1000 = 1240.50
          ------------------------------------
                     (15.00 x 1.0)

   P    = 1000

   C    = 1240.50   -  1  =  0.24050  = 24.05%
          -------                       -----
           1000

   Average Annual Return:
   ----------------------

                          1
                       -------
                       4.39178

   (0.2405 + 1)     -  1  = 5.03%
                            ----

                  LEGG MASON PENNSYLVANIA TAX-FREE INCOME TRUST

March 31, 1996 - March 31, 1997 (one year)
-------------------------------
 Cumulative Total Return
 -----------------------

   ERV  = (15.80 x 1.06598) - (16.56 x 1.0) x 1000 + 1000 = 1017.06
          --------------------------------
                   (16.56 x 1.0)

   P    = 1000

   C    = 1017.06   -  1  = 0.01706 = 1.71%
          -------                     ----
           1000

   Average Annual Return:  Same
   ---------------------

March 31, 1992 - March 31, 1997 (five years)
-------------------------------
 Cumulative Total Return
 -----------------------

   ERV  = (15.80  X  1.33093) -  (15.41 x 1.0)  x  1000 + 1000 = 1364.61
          ------------------------------------
                     (15.41 x 1.0)

   P    = 1000

   C    = 1364.61   -  1  =  0.3646  = 36.46%
          -------                      -----
           1000

   Average Annual Return:
   ---------------------

                           1
                         -----
                           5

   (0.3646 + 1)           -  1  = 6.41%
                                  ----


August 1, 1991 - March 31, 1997 (life of fund)
-------------------------------
 Cumulative Total Return
 -----------------------

   ERV  = (15.80  X  1.38785) -  (15.12 x 1.0)  x  1000 + 1000 = 1450.27
          ------------------------------------
                     (15.12 x 1.0)

   P    = 1000

   C    = 1450.27   -  1  =  0.4503  = 45.03%
          -------                      -----
           1000

   Average Annual Return:
   ---------------------

                             1
                          -------
                          5.66576

   (0.4503 + 1)            -  1  = 6.78%
                                   ----